LORD ABBETT RESEARCH FUND, INC.

Lord Abbett America’s Value Fund

Supplement dated June 27, 2008 to the
Statement of Additional Information dated April 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.     The following replaces the second paragraph in the subsection titled “Investment Advisory and Other Services – Investment Managers” in the Statement of Additional Information:

Christopher J. Towle heads the investment team of the America’s Value Fund.  Assisting Mr. Towle are Daniel H. Frascarelli and Todor Petrov.  Messrs. Towle, Frascarelli, and Petrov are jointly and primarily responsible for the day-to-day management of the Fund.

2.     The following replaces the sixth paragraph and the row for America’s Value Fund  in the table in the subsection titled “Investment Advisory and Other Services – Investment Managers” in the Statement of Additional Information:

The following table indicates for each Fund as of November 30, 2007 (or another date, as indicated below): (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or subadvised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets(1))
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
America’s Value Fund	Christopher J. Towle	13 / $13,699.0	3 / $994.7	4,433 / $2,534.3
	Daniel H. Frascarelli(2)	10 / $1,569.4	0 / $0.0	0 / $0.0
	Todor Petrov(2)	1 / $122.6	0 / $0.0	0 / $0.0

(1) Total assets are in millions.

(2) The number of other accounts managed shown is as of June 27, 2008.  The assets in those accounts are shown as of April 30, 2008.

3.     The following replaces the first paragraph and the row for America’s Value Fund in the table under the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statement of Additional Information:

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2007 (or another date, as indicated below). This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds

Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
America’s Value Fund	Christopher J. Towle				X
	Daniel H. Frascarelli(1)	X
	Todor Petrov(1)			X

(1) The amounts shown are as of June 27, 2008.